UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2007

UGODS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-131131	20-2304161
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9101 WEST SAHARA SUITE 105
LAS VEGAS NV 89117

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 702-528-2499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.01 On February 12, 2007, the Company’s majority shareholder, Alexander Long, entered into certain Stock Purchase Agreements (collectively, the “Stock Purchase Agreements”) with certain purchasers (collectively, the “Purchasers”). Pursuant to the terms of the Stock Purchase Agreements, the Purchasers will transfer to Mr. Long total consideration of $533,925.00 to purchase an aggregate of 9,503,200 shares. Upon closing of these transactions, a change of control of the Company will occur.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2.01

On February 12, 2007, the Company’s majority shareholder, Alexander Long, completed the transaction set forth in the Stock Purchase Agreements with certain Purchasers. Pursuant to the terms of the Stock Purchase Agreements, the Purchasers have transferred to Mr. Long total consideration of $533,925.00 to purchase an aggregate of 9,503,200 shares. A change of control of the Company has occurred.

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT

5.01

Pursuant to the transactions completed by the Stock Purchase Agreements and Minority Stock Purchase Agreements described above in Item 2.01, there has been a change in control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

5.02 On February 12, 2007 the Board of Directors of the Company elected Chen Xing Hua to serve as a Director of the Company. Chen Xing Hua, age 43, graduated from Jiangxi Technical Institute with a major in Industry and Civil Building Industry in 1984.   Mr. Chen has over 20 years of experience in manufacturing and factory operation management.  From 2001 to 2002, he was the President and General Manager of Shenzhen In – Tech Technology Co., Ltd., a manufacturer of auto parts, auto diagnosis and care systems. He was responsible for the firm’s strategic planning, operation and business development.  From 2002 to 2005, Mr. Chen was the Vice President of Golden Group Corporation, a Chinese producer of surveillance systems and consultancy services. From 2005 to 2006, he served as a director of China Security & Surveillance Technology, Inc, a company listed on the OTCBB. He was responsible for decision-making, operations management and marketing.

On February 12, 2007, Mr. Alexander Long submitted his resignation as President, Secretary and Treasurer of the Company to the Board of Directors, which accepted the resignation on the same day.

On February 12, 2007 the Board of Directors of the Company appointed Chen Xing Hua to serve as a Chief Executive Officer of the Company.  His biographical information appears above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A form of Stock Purchase Agreement is incorporated by reference and attached hereto as Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007

Ugods, Inc.

By:	/s/ Alexander Long
Alexander Long
Director